UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

BARNWELL INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)
NED L. SHERWOOD
NLS ADVISORY GROUP, INC.
MRMP-MANAGERS LLC
BRADLEY M. TIRPAK
SCOTT D. KEPNER
DOUGLAS N. WOODRUM
PHILLIP J. MCPHERSON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 3, 2020
Dear fellow shareholders of Barnwell Industries, Inc.:
We are the largest independent shareholder group of Barnwell Industries, Inc. (“Barnwell”) and jointly hold approximately 15.4% of the outstanding shares of Barnwell common stock. We are nominating five highly qualified director candidates for election to Barnwell’s board at its 2020 annual meeting of shareholders (the “Annual Meeting”) to be held on April 3, 2020. We are sending you the attached proxy statement and the enclosed BLUE proxy card to solicit your proxy to elect our director candidates.
We believe drastic change, including electing a new board, is needed at Barnwell to salvage value for shareholders and revive the company. Barnwell’s dismal results for fiscal year 2019 show that Barnwell recorded its biggest loss of the decade. On almost every metric, we believe the latest annual report highlighted management’s ineptitude and failures:
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Barnwell reported a net loss for fiscal year 2019 of  $12.4 million.

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Using the Standardized Method of Cash Flows, Barnwell reported that the value of the Oil and Gas division has dropped from $13.8 million to $2.3 million during the 2019 fiscal year, a staggering drop of 83%. This occurred despite Barnwell investing $13 million in the Twining acquisition during the previous 2018 fiscal year.

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Barnwell reported revenues in the real estate segment dropped from $1.64 million to just $165 thousand, a decrease of 90% during the 2019 fiscal year.

Over the past ten fiscal years from 2010 to 2019, Barnwell has announced over $34 million in losses. During this same period, Barnwell’s stock price declined 87%. Despite Barnwell’s operating losses, its board continues to pay excessive executive compensation. Over the course of the decade, Barnwell’s executive officers and non-employee directors have received over $19 million in compensation and board fees.
To add insult to injury, Barnwell recently received notice from the NYSE American stock exchange stating that Barnwell is not in compliance with the exchange’s listing standards because of its persistent losses from continuing operations and lack of sufficient shareholder’s equity. Our company faces the risk of being delisted from the stock exchange.
We believe that Barnwell’s poor shareholder returns and years of operating losses are largely due to poor execution, higher than necessary operating expenses and excessive executive compensation, and that we must act quickly and decisively to salvage value for shareholders. We are confident that our highly qualified independent director candidates can lead a process to recover value for shareholders, improve corporate governance, and align executive and director compensation with shareholder returns.
There are seven (7) directorships up for election at the Annual Meeting. The attached proxy statement is soliciting proxies to elect only our five (5) nominees. Accordingly, the enclosed BLUE proxy card may only be voted for our nominees and does not confer voting power with respect to any of Barnwell’s director nominees. Shareholders who return the BLUE proxy card will only be able to vote for our five (5) nominees and will not have the opportunity to vote for the other two (2) seats up for election at the Annual Meeting. You can only vote for Barnwell’s director nominees by signing and returning a proxy card provided by Barnwell. Shareholders should refer to Barnwell’s proxy statement for the names, backgrounds, qualifications and other information concerning Barnwell’s nominees. If all, or at least four, of our nominees are elected, our nominees will represent a majority of the directors on Barnwell’s board of directors.
Our five director candidates, whose backgrounds are more fully described in the attached proxy statement, are Ned L. Sherwood, Bradley M. Tirpak, Scott D. Kepner, Douglas N. Woodrum and Phillip (Phil) J. McPherson.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN
THE ENCLOSED BLUE PROXY CARD.
If you hold Barnwell shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card.

We urge you not to return any proxy card provided by Barnwell. To support our candidates, you should return our BLUE proxy card and discard any proxy card you receive from Barnwell. You do not need to (and should not) vote “withhold” on Barnwell’s proxy card to vote for our director candidates. You should not vote for any of the director candidates nominated by Barnwell, or on any other matter by returning Barnwell’s proxy card. If you vote and return both our BLUE proxy card and Barnwell’s proxy card, only the last-dated proxy card will be counted. If you have already provided Barnwell with an executed proxy, you may revoke it by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by sending a later dated BLUE voting instruction card to that entity).
If you have any questions or require any assistance with providing your proxy or any other matters, please contact our proxy solicitor, Alliance Advisors, at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.
Thank you for your support,
Ned L. Sherwood, Bradley M. Tirpak, MRMP-Managers LLC and NLS Advisory Group, Inc.

Proxy Statement
This proxy statement and enclosed BLUE proxy card are being provided by MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood (individually and as trustee of the Ned L. Sherwood Revocable Trust) and Bradley M. Tirpak in connection with their solicitation of proxies from you, the holders of shares of common stock of Barnwell Industries, Inc., a Delaware corporation (“Barnwell”), to elect our five director candidates to Barnwell’s board at its 2020 annual meeting of shareholders to be held at Alakea Corporate Tower, 1100 Alakea Street, Suite 210, Honolulu, Hawaii on April 3, 2020, at 9:00, a.m., Hawaii Standard Time, and any adjournments or postponements thereof and any meeting which may be called in lieu thereof  (the “Annual Meeting”).
Our director candidates are Ned L. Sherwood, Bradley M. Tirpak, Scott D. Kepner, Douglas N. Woodrum and Phillip (Phil) J. McPherson. The backgrounds and qualifications of our director candidates are described in this proxy statement in the section titled “Our Director Candidates.”
Proposals to approve, on a non-binding advisory basis, the compensation of Barnwell’s named executive officers (so called “say-on-pay”) and to ratify the appointment of Barnwell’s independent auditors for the 2020 fiscal year are also included on our BLUE proxy card. Due to our belief that Barnwell’s management and board have failed to maximize value for shareholders, we recommend that you vote “AGAINST” Barnwell’s say-on-pay proposal. Due to our belief that Barnwell has paid excessive fees to its auditors, we recommend that you vote “AGAINST” Barnwell’s auditor ratification proposal.
Barnwell has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as February 24, 2020 (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to Barnwell, as of the Record Date, there were 8,277,160 shares of common stock of Barnwell outstanding and entitled to vote at the Annual Meeting.
This solicitation of proxies is being made by MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood (individually and as trustee of the Ned L. Sherwood Revocable Trust), and Bradley M. Tirpak. Further information regarding MRMP-Managers LLC, NLS Advisory Group, Inc., Messrs. Sherwood and Tirpak and each of their affiliates is included in this proxy statement in the section titled “Information About Us.” This solicitation of proxies is not being made by or on behalf of the board of directors or management of Barnwell.
This proxy statement and the enclosed BLUE proxy card are first being sent to Barnwell’s shareholders on or about March  4, 2020.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN
THE ENCLOSED BLUE PROXY CARD.
PLEASE USE THE ENCLOSED POSTAGE-PAID ENVELOPE TO SEND THE ENCLOSED BLUE PROXY CARD TO ELECT OUR DIRECTOR CANDIDATES. YOU WILL NOT BE ABLE TO VOTE FOR OUR DIRECTOR CANDIDATES BY RETURNING A PROXY CARD THAT IS PROVIDED BY BARNWELL.
IF YOU HOLD BARNWELL SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST PROVIDE VOTING INSTRUCTIONS TO THAT ENTITY. IF YOU HAVE NOT RECEIVED A BLUE VOTING INSTRUCTION CARD FROM YOUR BANK, BROKER OR OTHER NOMINEE, YOU SHOULD IMMEDIATELY CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO OBTAIN A BLUE VOTING INSTRUCTION CARD.
WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY BARNWELL. TO SUPPORT OUR DIRECTOR CANDIDATES, YOU SHOULD RETURN OUR BLUE PROXY CARD AND DISCARD ANY PROXY CARD YOU RECEIVE FROM BARNWELL. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON BARNWELL’S PROXY CARD TO VOTE FOR OUR DIRECTOR CANDIDATES. YOU SHOULD NOT VOTE FOR ANY OF THE DIRECTOR CANDIDATES NOMINATED BY BARNWELL OR ON ANY OTHER MATTER BY RETURNING

BARNWELL’S PROXY CARD. IF YOU VOTE AND RETURN BOTH OUR BLUE PROXY CARD AND BARNWELL’S PROXY CARD, ONLY THE LAST-DATED PROXY CARD WILL BE COUNTED.
If you have any questions, please contact our proxy solicitor, Alliance Advisors, at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.
IF YOU HAVE ALREADY PROVIDED BARNWELL WITH AN EXECUTED PROXY, YOU MAY REVOKE IT BY EXECUTING A LATER DATED BLUE PROXY CARD AND SENDING IT TO US IN THE ENCLOSED POSTAGE-PAID ENVELOPE (OR, IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, BY SENDING A LATER DATED BLUE VOTING INSTRUCTION CARD TO THAT ENTITY). SEE THE BACK COVER PAGE OF THIS PROXY STATEMENT FOR FURTHER INFORMATION ON HOW TO VOTE YOUR BARNWELL SHARES.

Questions and Answers Relating to this Proxy Solicitation
What are you asking Barnwell’s shareholders to do?
We are asking for your support for the election of our five director candidates, Ned L. Sherwood, Bradley M. Tirpak, Scott D. Kepner, Douglas N. Woodrum, and Phillip (Phil) J. McPherson, to Barnwell’s board. As described more fully in this proxy statement, we believe our director candidates will add valuable perspectives and leadership to the Barnwell board. We believe our candidates possess the skills, experience, energy and leadership abilities necessary to contribute to Barnwell as well-rounded board members. Our nominees will represent, and will seek the best possible results for, all shareholders.
Who are your director candidates?
Ned L. Sherwood, Bradley M. Tirpak, Scott D. Kepner, Douglas N. Woodrum, and Phillip (Phil) J. McPherson are highly qualified individuals with significant business experience. The principal occupation and business experience of each of these candidates is described in this proxy statement in the section titled “Our Director Candidates.” We believe that each of our director candidates would be considered independent under the listing standards of the NYSE American, and none of our director candidates are affiliated with Barnwell or any of its subsidiaries. If elected to Barnwell’s board of directors, our director candidates would owe fiduciary duties to all of Barnwell’s shareholders.
Who can provide a proxy?
If you are a record holder of Barnwell shares as of the close of business on the record date for the Annual Meeting, which is February 24, 2020, you have the right to vote in person or by proxy on the election of directors and any other matters that may properly come before the Annual Meeting. If you are a record holder of Barnwell shares at the close of business on the record date, you will retain your right to vote or provide a proxy even if you sell your Barnwell shares after the record date.
How do I provide a proxy?
We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed BLUE proxy card to elect our director candidates. You will not be able to vote for our director candidates by returning a proxy card that is provided by Barnwell. If you hold Barnwell shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card.
If you have already provided Barnwell with an executed proxy, you may revoke that proxy by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by returning a later dated BLUE voting instruction card to that entity). We urge you not to sign or return any proxy card provided by Barnwell. You do not need to (and should not) vote “withhold” on Barnwell’s proxy card to vote for our director candidates. You should not vote on any other matter by returning Barnwell’s proxy card. If you vote and return both our BLUE proxy card and Barnwell’s proxy card, only the last-dated proxy card will be counted.
Can I vote by telephone or Internet?
If you hold your shares in registered form, information should be included with this proxy statement providing you instructions on how to vote by telephone or the Internet.
If you hold your shares through a bank, broker or other nominee, information may be included with this proxy statement from that entity providing you instructions on how to vote by telephone or the Internet. Many banks and brokerage firms participate in a program that allows eligible shareholders to vote by telephone or the Internet. If your bank or brokerage firm participates in the telephone or Internet voting program, then the bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form that it provides to you. Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity and allow you to give your voting instructions and confirm that your instructions have been properly recorded.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN
THE ENCLOSED BLUE PROXY CARD.
What is the deadline for providing a proxy?
We urge you to submit your proxy to us as soon as possible. For your proxy to be voted at the Annual Meeting, we must receive it on or prior to the date of the Annual Meeting. The Annual Meeting is on April 3, 2020.
Who is making this proxy solicitation?
MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood, Bradley M. Tirpak, their control persons, and their nominees to the Barnwell board are the participants in this proxy solicitation. MRMP-Managers LLC beneficially owns 1,000,211.138 shares of Barnwell common stock. Mr. Sherwood, who is the Chief Investment Officer of MRMP-Managers LLC, may be deemed to beneficially own all of these shares. In addition, Mr. Sherwood may be deemed to beneficially own 238,038 shares of Barnwell common stock held by the Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the sole trustee and beneficiary. Mr. Tirpak beneficially owns 34,127 shares of Barnwell common stock.
Why are you making this proxy solicitation?
We believe that Barnwell is in critical need of new leadership at the board level to salvage value for shareholders and revive the company. Barnwell’s dismal results for fiscal year 2019 show that Barnwell recorded its biggest loss of the decade. On almost every metric, we believe the latest annual report highlighted management’s ineptitude and failures. In addition, despite Barnwell’s operating losses, its management and board continue to pay excessive executive compensation.
We are confident that our highly qualified independent director candidates can lead a process to recover value for shareholders, improve corporate governance, and align executive and director compensation with shareholder returns.
We believe our director candidates will add valuable perspectives and leadership to Barnwell’s board. We believe our candidates possess the skills, experience, energy and leadership abilities necessary to contribute to Barnwell as well-rounded board members. Our director candidates will be active and responsible stewards of the trust placed in them by shareholders.
Why are you nominating only five director candidates when there are seven members of Barnwell’s board of directors?
Barnwell’s board is currently composed of seven directors, and although there are seven directors standing for election at the Annual Meeting, we have determined to nominate only five director candidates for the Annual Meeting. We are only nominating five candidates because if all, or at least four, of our nominees are elected, our nominees will represent a majority of the board, and we recognize the value in the continuity of some representation of the existing board. You can vote for our five candidates by submitting the BLUE proxy card. If we are successful in our solicitation, we expect that Barnwell’s board will be composed of our five nominees and the two nominees of Barnwell who receive the most votes cast in favor of his or her election at the Annual Meeting.
There is no assurance that any of Barnwell’s nominees will serve as directors if any or all of our nominees are elected. If we are successful in this proxy solicitation, and Barnwell’s director nominees who are elected do not agree to serve, the newly constituted board may fill vacancies on the board or reduce the size of the board. The names, backgrounds and qualifications of Barnwell’s director nominees and other information about them can be found in Barnwell’s proxy statement for the Annual Meeting.
We are soliciting proxies to elect only our nominees listed herein. The enclosed BLUE proxy card may only be used to vote for our nominees and does not confer voting power with respect to any of Barnwell’s nominees. Shareholders who return the BLUE proxy card will only be able to vote for the five nominees listed on such card and will not have an opportunity to vote for the additional two seats up for election at the Annual Meeting. Accordingly, you should be aware that you will not have the opportunity to vote for the full number of director candidates up for election if you submit a BLUE proxy card because you will only be able to vote for a maximum of five director candidates.
If all, or at least four, of our nominees are elected, our nominees will represent a majority of the board. To support us, you should return only our BLUE proxy card and not vote Barnwell’s proxy card or for any of their nominees. If you vote and return both our BLUE proxy card and Barnwell’s proxy card, only the last-dated proxy card will be counted.
If you have any questions, please contact our proxy solicitor, Alliance Advisors, at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.
How many proxies must be received for your director candidates to be elected?
Under Barnwell’s bylaws, shareholders are entitled to one vote for each share held by them on each matter coming before the Annual Meeting. Barnwell’s directors are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present, and cumulative voting is not permitted. According to Barnwell’s bylaws, the presence in person or by proxy of the holders of a majority of Barnwell’s outstanding shares entitled to vote at the Annual Meeting will constitute a quorum.
Assuming that the only persons nominated for election to the board at the Annual Meeting will be the seven director candidates nominated by Barnwell and our five nominees, there will be a total of twelve nominees competing for seven available director positions. Therefore, at the Annual Meeting, assuming a quorum is present, whichever seven nominees from the pool of twelve nominees receive the greatest number of votes, whether cast in person or by proxy, will be elected to Barnwell’s board. If all five of our candidates, or less than five, are elected to the board, the remaining directors will be filled by two, or more of, Barnwell’s candidates. Under these circumstances, it is possible that Barnwell’s candidates may not agree to serve, in which case the newly constituted board may fill vacancies on the board or reduce the size of the board.
Because the seven director candidates receiving the highest number of votes will be elected to Barnwell’s board, every vote is important. We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed BLUE proxy card to elect our director candidates.
What if I want to revoke a proxy that I already provided to Barnwell?
We urge you not to sign or return any proxy card or revocation card that may be sent to you by Barnwell. If you have already provided Barnwell with an executed proxy card or revocation card, you may revoke that document by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by returning a later dated BLUE voting instruction card to that entity). If you wish to revoke a proxy provided to Barnwell, please send a copy of the revocation to Alliance Advisors at the fax number included on the back cover page of this proxy statement so that we will be aware of all revocations and can attempt to ensure they are honored.
How do I vote on the other matters being presented by Barnwell for vote at the Annual Meeting?
The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the say-on-pay proposal regarding the compensation of Barnwell’s named executive officers. Due to our belief that Barnwell’s management and board have failed to maximize value for shareholders, we will vote our Barnwell shares “AGAINST” the say-on-pay proposal. We recommend that shareholders also vote “AGAINST” the say-on-pay proposal. If you indicate your vote with respect to this proposal on our BLUE proxy card, we will vote your shares as instructed. If you do not specify a choice with respect to this proposal on our BLUE proxy card, we will vote your shares “AGAINST” this proposal.
The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of KPMG LLP as Barnwell’s independent auditors for the fiscal year ending September 30, 2020. We will vote our Barnwell shares

“AGAINST” the company’s auditor ratification proposal and we recommend that shareholders also vote “AGAINST” the auditor ratification proposal. If you indicate your vote with respect to this proposal on our BLUE proxy card, we will vote your shares as instructed. If you do not specify a choice with respect to this proposal on our BLUE proxy card, we will vote your shares “AGAINST” this proposal.
Abstentions and proxies marked “withhold” for the election of directors will be counted for purposes of establishing the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the election of directors. Abstentions will count as votes “against” the say-on-pay proposal and the auditor ratification proposal.
If your Barnwell shares are held in the name of a brokerage firm and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to a proposal that is not a “routine” matter, the brokerage firm cannot vote the shares on that proposal. This is referred to as a “broker non-vote.” Under applicable stock exchange rules, there are no “routine” proposals in a contested proxy solicitation. Because we have initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by us. When the vote is tabulated for any particular matter, broker non-votes, if any, will be counted for purposes of determining whether a quorum is present, but will have no effect on the outcome of any proposal. We encourage you to provide voting instructions to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.
We urge you not to return any proxy card provided by Barnwell. To support our director candidates, you should return our BLUE proxy card and discard any proxy card you receive from Barnwell. You do not need to (and should not) vote “withhold” on Barnwell’s proxy card to vote for our director candidates. You should not vote for any of the director candidates nominated by Barnwell, or on any other matter, by returning Barnwell’s proxy card. If you vote and return both our BLUE proxy card and Barnwell’s proxy card, only the last-dated proxy card will be counted. If you have already provided Barnwell with an executed proxy, you may revoke it by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by sending a later dated BLUE voting instruction card to that entity).
Who should I call if I have any questions?
If you have any questions, require any assistance in voting your Barnwell shares, need any additional copies of our proxy materials, or have any other questions, please call Alliance Advisors, our proxy solicitor, at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED BLUE PROXY CARD.

Why We Are Soliciting Proxies
We are large shareholders in Barnwell. Our interest, similar to the interests of all shareholders, is to maximize shareholder value. We are soliciting your proxy to elect our five director candidates to Barnwell’s board to ensure that shareholders have a choice between the incumbent board that we believe has failed to deliver positive results and value to shareholders and a new board that we believe is qualified to turn the company around in a positive direction.
We believe drastic change, including a new board, is needed at Barnwell to salvage value for shareholders and revive the company. Barnwell’s dismal results for fiscal year 2019 show that Barnwell recorded its biggest loss of the decade. On almost every metric, we believe the latest annual report highlighted management’s ineptitude and failures.
•
Barnwell reported a net loss for fiscal year 2019 of  $12.4 million.

•
Using the Standardized Method of Cash Flows, Barnwell reported that the value of the Oil and Gas division has dropped from $13.8 million to $2.3 million during the 2019 fiscal year, a staggering drop of 83%. This occurred despite Barnwell investing $13 million in the Twining acquisition during the previous 2018 fiscal year.

•
Barnwell reported revenues in the real estate segment dropped from $1.64 million to just $165 thousand, a decrease of 90% during the 2019 fiscal year.

Over the past ten fiscal years from 2010 to 2019, Barnwell has announced over $34 million in losses. During this same period, Barnwell’s stock price declined 87%.
Despite Barnwell’s operating losses, we believe its board continues to pay excessive executive compensation. Over the course of the decade, Barnwell’s executive officers and non-employee directors have received over $19 million in compensation and board fees.
To add insult to injury, Barnwell recently received notice from the NYSE American stock exchange stating that Barnwell is not in compliance with the exchange’s listing standards because of its persistent losses from continuing operations and lack of sufficient shareholder’s equity. Our company faces the risk of being delisted from the stock exchange.
We believe that Barnwell’s poor shareholder returns and operating losses are largely due to poor execution, higher than necessary operating expenses and excessive executive compensation, and that we must act quickly and decisively to salvage value for shareholders.
We are confident that our highly qualified independent director candidates can lead a process to recover value for shareholders, improve corporate governance, and align executive and director compensation with shareholder returns.
If you have any questions or require any assistance with providing your proxy or any other matters, please contact our proxy solicitor, Alliance Advisors, at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.

Our Director Candidates
Barnwell reports that its board of directors is currently composed of seven directors. The current terms of Barnwell’s directors will expire at the Annual Meeting. Under Barnwell’s bylaws and applicable law, each of our candidates, if elected, would hold office until Barnwell’s 2021 annual meeting of shareholders, and until such person’s successor has been duly elected and qualified or until such person’s earlier death, resignation or removal.
Under Barnwell’s bylaws, shareholders are entitled to one vote for each share held by them on each matter coming before the Annual Meeting. Barnwell directors are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present, and cumulative voting is not permitted. According to Barnwell’s bylaws, the presence in person or by proxy of the holders of a majority of Barnwell’s outstanding shares entitled to vote at the Annual Meeting will constitute a quorum.
Barnwell is proposing that seven directors be elected at the Annual Meeting, and we have determined to nominate only five director candidates for the Annual Meeting. Assuming that the only persons nominated for election to the board at the Annual Meeting will be the seven director candidates nominated by Barnwell and our five nominees, there will be a total of twelve nominees competing for seven available director positions. Therefore, at the Annual Meeting, assuming a quorum is present, whichever seven nominees from the pool of twelve nominees receive the greatest number of votes, whether cast in person or by proxy, will be elected to Barnwell’s board. If all five of our candidates, or less than five, are elected to the board, the remaining directors will be filled by two, or more of, Barnwell’s candidates. Under these circumstances, it is possible that Barnwell’s candidates may not agree to serve, in which case the newly constituted board may fill vacancies on the board or reduce the size of the board.
Because the seven director candidates receiving the highest number of votes will be elected to Barnwell’s board, every vote is important. We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed BLUE proxy card to elect our director candidates. Shareholders who return the BLUE proxy card will only be able to vote for the five nominees listed on such card and will not have the opportunity to vote for the additional two seats up for election at the Annual Meeting. Accordingly, you should be aware that you will not have the opportunity to vote for the full number of directors up for election if you submit a BLUE proxy card because you will only be able to vote for a maximum of five director candidates.
We are not soliciting proxies to vote shares in favor of any of Barnwell’s candidates. To support our director candidates, you should return only our BLUE proxy card and not vote Barnwell’s proxy card or for any of their nominees.
Each of our director candidates has consented in writing to be nominated as a director of Barnwell, to being named as a director nominee in this proxy statement and to serve on Barnwell’s board of directors if elected or appointed to the board. At the Annual Meeting, we will nominate each of these director candidates for election to Barnwell’s board of directors. The only agreements, arrangements or understandings (whether written or oral) among MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood, Bradley M. Tirpak or any other party and any of our five nominees pursuant to which our nominees are being nominated are reflected in the written consents signed by our nominees, copies of which are included in this proxy statement as Appendix A.
Our Candidates
The following sets forth information about each of our director candidates. Included below is the name, age, present principal occupation and other biographical and experience information for each of our director candidates. We believe that each of our director candidates would be considered independent under the listing standards of the NYSE American, and none of our director candidates are affiliated with Barnwell or any of its subsidiaries. If elected to Barnwell’s board of directors, our director candidates would owe fiduciary duties to all of Barnwell’s shareholders.
Ned L. Sherwood, age 70, co-founded ZS Fund L.P., a middle market private equity firm, in 1985 and has served as its Chairman and Chief Executive Officer since 1985. Mr. Sherwood is also an investment advisor and a consultant to NLS Advisory Group, Inc., an investment advisor, which roles he has held since

2012. Mr. Sherwood is also the Chief Investment Officer of MRMP-Managers LLC, a private investment vehicle. Mr. Sherwood joined W. R. Grace & Co. in 1975 as a vice president in the Office of Strategic Projects, a group specializing in the evaluation and divestiture of various W. R. Grace & Co. business units. In 1981, Mr. Sherwood joined AEA Investors, Inc., where he led a number of successful acquisitions until his departure to co-found ZS Fund L.P.
Mr. Sherwood has served as a director on a number of public company boards, including Consolidated Stores Corporation (now Big Lots, Inc.) (1984), Market Facts, Inc. (1996), Kaye Group, Inc. (1996), Colorado Prime, Inc. (1988), Southern Electronics, Inc. (1986), Mazel Company (1991), Niagara Frontier Services, Inc. (now Tops Markets) (1984), Sun Television and Electronics, Inc. (1987) and ChinaCast Education Corporation, a post-secondary education and e-learning services provider in the People's Republic of China (2009 to 2012 and again since December 2019). Mr. Sherwood has served as a director for a number of not-for-profit organizations, including I HAVE A DREAM, the Dana Farber Hospital Advisory Board, the Stanford University Parents Advisory Board, City Squash and the Columbia-Presbyterian Heart Research Institute.
Mr. Sherwood graduated magna cum laude from The Wharton School at the University of Pennsylvania where he received the Herbert T. Steuer Memorial Award for the Most Outstanding Wharton Student.
Business Address: 151 Terrapin Point, Vero Beach, Florida 32963.
Director Qualifications:   We believe Mr. Sherwood would bring to the board of directors of Barnwell financial expertise, strategic transaction experience and public company board experience.
Bradley M. Tirpak, age 50, is a professional investor with more than 20 years of investing experience. Since September 2016, he has served as a portfolio manager and Managing Director at Palm Active Partners Management, LLC, a private investment company. From 2009 to 2016, Mr. Tirpak served as Managing Member of Locke Partners, LLC, a private investment company, where he managed various investment partnerships that focused on engaging public companies to improve corporate governance and improve stockholder returns. Earlier in his career, Mr. Tirpak was a portfolio manager at Credit Suisse First Boston from January 1997 to September 2000, at Caxton Associates from September 2000 to May 2003 and at Sigma Capital Management from April 2003 to December 2007. Between 1993 and 1996, he was the founder and CEO of Access Telecom, Inc., an international telecommunications company doing business in Mexico. Mr. Tirpak has served as a director at Full House Resorts, Inc. (Nasdaq: FLL), a publicly traded company that owns, leases, develops and operates gaming facilities, since November 2014, where he currently serves as Chairman, and has served as a director of TSR Inc. (Nasdaq: TSRI), publicly traded company providing contract computer programming services, since October 2019, and a director of Liberated Syndication Inc. (OTCMKTS: LSYN), a publicly traded podcast hosting company, since October 2019. Mr. Tirpak also currently serves as trustee of The Halo Trust USA, the world's largest humanitarian mine clearance organization with operations in over 20 countries. He previously served as a director at Birner Dental Management Services, Inc., then a publicly traded manager of dental practices, from December 2017 to January 2019, when the company was acquired, Flowgroup plc, an energy supply and services business in the United Kingdom, from June 2017 to October 2018, Applied Minerals, Inc., a publicly traded specialty materials company, from April 2015 to March 2017, and USA Technologies, Inc., a publicly traded provider of electronic payment transactions to the vending industry, from 2010 to 2012. Mr. Tirpak earned a B.S.M.E. from Tufts University and an M.B.A. from Georgetown University.
Business Address: 39 Dover Street, London, UK W1S 3NN.
Director Qualifications:   We believe Mr. Tirpak would bring financial and business expertise to the board of directors of Barnwell based on his years of professional work experience, his knowledge and experience in investing, capital allocation and corporate governance, and his experience serving on the boards of publicly traded companies. He would also be qualified to serve, and has previously served at other companies, as an “audit committee financial expert.”
Scott D. Kepner, age 64, has been a managing partner of real estate and development partnerships under Village Properties Operating Company, LLC and affiliates since 1985. These entities are involved in developing housing, shopping centers and industrial properties. Mr. Kepner has more than 30 years of real estate experience and serves on the management committee or the board of directors, as applicable, for these partnerships. Mr. Kepner graduated magna cum laude from Dartmouth College, with an A.B. degree in Economics, and received an M.B.A. from the Stanford University Graduate School of Business.
Business Address: 940 Emmett Avenue, Suite 200, Belmont, California 94002.
Director Qualifications:   We believe Mr. Kepner would bring real estate expertise to the board of directors of Barnwell.
Douglas N. Woodrum, age 62, has served as Chief Financial Officer and Secretary of ChinaCast Education Corporation, a post-secondary education and e-learning services provider in the People's Republic of China, since January 2012. From January 2006 to December 2009, Mr. Woodrum, a private investor, served as a research analyst for Jayhawk Capital Management, a private equity firm focusing on investing in small- and medium-sized businesses operating in China. From December 1997 to December 2005, Mr. Woodrum was the Chief Financial Officer of CNET Networks, Inc., then a publicly traded online media company, where his responsibilities included raising capital for growth, business model development, financial reporting, annual budgeting, long-term planning, acquisitions, investor relations and tax. Mr. Woodrum has served on the board of directors of MarketScout, a private insurance distribution and underwriting company, since 2002, and on the board of directors of ChinaCast Education Corporation, since 2012. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa in 1979.
Business Address: 154 Great Circle Drive, Mill Valley, California 94941.
Director Qualifications:   We believe Mr. Woodrum would bring financial expertise to the board of directors of Barnwell. He would also be qualified to serve, and has previously served at other companies, as an “audit committee financial expert.”
Phillip (Phil) J. McPherson, age 45, has served as Chief Financial Officer, Secretary, Treasurer and a director of Citadel Exploration, Inc. (OTCMKTS: COIL), a publicly traded energy company engaged in the exploration and development of oil and natural gas properties, since September 2012, after joining Citadel Exploration with nearly two decades of experience in the capital markets and financial services sectors. Mr. McPherson was also appointed as Interim Chief Executive Officer of Citadel Exploration in May 2019. He started his career as a retail stock broker with Mission Capital in 1997 and became partner before it was acquired by oil and gas boutique C. K. Cooper & Company. At C.K. Cooper, Mr. McPherson was a research analyst specializing in small cap exploration and production companies. In 2007, he joined Global Hunter Securities as a partner and managing director of the energy research group. During his Wall Street career, Mr. McPherson was presented the Wall Street Journal "Best on the Street" Award and was named a Zack's 5-Start Analyst for three consecutive years. He is a recognized expert on California E&P firms. Mr. McPherson received his Bachelors in Economics from East Carolina University.
Business Address: 417 31st Street, Unit A, Newport Beach, California 92663.
Director Qualifications:   We believe Mr. McPherson would bring operational and financial experience in E&P to the board of directors of Barnwell. He also has experience in capital raising and acquisitions and would be qualified to serve as an “audit committee financial expert.”
We recommend and urge you to vote FOR the election of our director candidates by completing, signing, dating and returning in the enclosed postage-paid envelope the enclosed BLUE proxy card. If you hold Barnwell shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card.
Why We Are Nominating Only Five Director Candidates
Barnwell’s board is currently composed of seven directors, and, although there are seven directors standing for election at the Annual Meeting, we have determined to nominate only five director candidates for the Annual Meeting. We are only nominating five candidates because if all, or at least four, of our nominees are elected, our nominees will represent a majority of the board, as the Barnwell board will be composed of our five nominees and the two Barnwell nominees who receive the most votes cast in favor of his or her election at the Annual Meeting. We are nominating five rather than seven director candidates because we recognize the value in the continuity of some representation of the existing board.
Assuming that the only persons nominated for election to the board at the Annual Meeting will be the seven director candidates nominated by Barnwell and our five nominees, there will be a total of twelve nominees competing for seven available director positions. Therefore, at the Annual Meeting, assuming a quorum is present, whichever seven nominees from the pool of twelve nominees receive the greatest number of votes, whether cast in person or by proxy, will be elected to Barnwell’s board.
There is no assurance that any of Barnwell’s nominees will serve as directors if any or all of our nominees are elected. If all five of our candidates, or less than five, are elected to the board, the remaining directors will be filled by two, or more of, Barnwell’s candidates. Under these circumstances, it is possible that Barnwell’s candidates may not agree to serve, in which case the newly constituted board may fill vacancies on the board or reduce the size of the board. The names, backgrounds and qualifications of Barnwell’s director nominees and other information about them can be found in Barnwell’s proxy statement for the Annual Meeting.
We are soliciting proxies to elect only our nominees listed herein. The enclosed BLUE proxy card may only be used to vote for our nominees and does not confer voting power with respect to any of Barnwell’s nominees. Shareholders who return the BLUE proxy card will only be able to vote for the five nominees listed on such card and will not have the opportunity to vote for the additional two seats up for election at the Annual Meeting. Accordingly, you should be aware that you will not have the opportunity to vote for the full number of directors up for election if you submit a BLUE proxy card because you will only be able to vote for a maximum of five director candidates.
If all, or at least four, of our nominees are elected, our nominees will represent a majority of the board. To support us, you should return only our BLUE proxy card and not vote Barnwell’s proxy card or for any of their nominees. If you vote and return both our BLUE proxy card and Barnwell’s proxy card, only the last-dated proxy card will be counted.
Because the seven director candidates receiving the highest number of votes will be elected to Barnwell’s board, every vote is important. We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed BLUE proxy card to elect our director candidates.
How to Provide a Proxy to Us
We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed BLUE proxy card to elect our director candidates. You will not be able to vote for our director candidates by returning a proxy card that is provided by Barnwell. If you hold Barnwell shares through a bank, broker or other nominee, you must provide voting instructions to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card. See the back cover page of this proxy statement for further information on how to vote your Barnwell shares.
We urge you not to sign or return any proxy card or revocation card that may be sent to you by Barnwell. If you have already provided Barnwell with an executed proxy card or revocation card, you may revoke that document by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by returning a later dated BLUE voting instruction card to that entity).
WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY BARNWELL. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON BARNWELL’S PROXY CARD TO VOTE FOR OUR DIRECTOR CANDIDATES. YOU SHOULD NOT VOTE FOR ANY OF BARNWELL’S DIRECTOR NOMINEES OR ANY OTHER MATTER ON BARNWELL’S PROXY CARD. IF YOU VOTE AND RETURN BOTH OUR BLUE PROXY CARD AND BARNWELL’S PROXY CARD, ONLY THE LAST-DATED PROXY CARD WILL BE COUNTED.
If you have any questions or require any assistance with providing your proxy or any other matters, please contact our proxy solicitor, Alliance Advisors, at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.

Your proxy will authorize the proxy holders named on the proxy, with full powers of substitution and resubstitution, to raise and second motions to nominate candidates for election to Barnwell’s board of directors, and to vote all Barnwell shares that you hold as of the record date, at the Annual Meeting and at any adjournments or postponements of such meeting and at any meeting called in lieu of such meeting, in each case subject to applicable law.
Your proxy will be voted as directed by you thereon and in the discretion of the proxy holders with respect to any other matters that may properly come before the Annual Meeting, including any matters incidental to the conduct of the meeting. If no choice is specified by you with respect to the election of our director candidates, the proxy holders will vote your shares for each of our director candidates, “AGAINST” the say-on-pay proposal, “AGAINST” the auditor ratification proposal, and in the discretion of the proxy holders on any other matters coming before the meeting, including any matters incidental to the conduct of the meeting. The proxy holders will not vote any of the proxies for any of the director candidates nominated by Barnwell’s board. The enclosed proxy card will not confer the proxy holders with any discretionary authority to vote for the two additional director seats up for election.
In the event that any of our director candidates is unable to serve or for good cause will not serve as a member of Barnwell’s board of directors, the proxy holders will have the right to nominate, and vote your shares for the election of, the nominees selected in the sole discretion of the proxy holders, other than for any nominee for whom the authority to vote has been withheld on your proxy, subject to applicable law. Should substitute nominees be lawfully identified or nominated before the meeting, we will file a revised proxy statement that identifies the substitute nominees, includes such nominees’ consent to being named in the revised proxy statement and to serve as directors, if elected, and includes the disclosure required by Items 5(b) and 7 of Schedule 14A with respect to such nominees.
Any proxy may be revoked prior to the proxy being voted at the Annual Meeting. You may revoke a proxy by properly executing and delivering a later dated proxy or by delivering a written revocation of a proxy. If you wish to revoke a proxy provided to Barnwell, please send a copy to Alliance Advisors at the fax number included on the back cover page of this proxy statement so that we will be aware of all revocations and can attempt to ensure they are honored.
Your vote is important. Please complete, sign, date and return the enclosed BLUE proxy card in the enclosed postage-paid envelope today. If you hold Barnwell shares through a bank, broker or other nominee, please vote in favor of our director candidates by providing voting instructions to your bank, broker or such other nominee. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card. See the back cover page of this proxy statement for further information on how to vote your Barnwell shares.
Other Matters Being Presented by Barnwell at the Annual Meeting
Say-on-Pay
Barnwell is requesting shareholder approval at the Annual Meeting, on a non-binding advisory basis, of the compensation of its named executive officers. As an advisory vote, this proposal is not binding on Barnwell’s shareholders. Due to our belief that Barnwell’s management and board have failed to maximize value for shareholders, we will vote our shares, and recommend that you vote your shares, “AGAINST” the say-on-pay proposal. You may vote on this proposal on the enclosed BLUE proxy card (or through the BLUE voting instruction card provided by your bank, broker or other nominee). If you indicate your vote with respect to this proposal on our BLUE proxy card, we will vote your shares as instructed. If you return our BLUE proxy card and do not include directions on how to vote with respect to this proposal, the proxy holders will vote your shares “AGAINST” the say-on-pay proposal. You should not return Barnwell’s proxy card to vote on this proposal, for any of the director candidates nominated by the Barnwell board, or on any other matter.
Auditor Ratification
Barnwell is submitting the selection of KPMG LLP as its independent registered accounting firm for the fiscal year ending September 30, 2020 for ratification by shareholders at the Annual Meeting. Due to what we believe are excessive auditor fees paid by Barnwell, we will vote our shares, and recommend that you vote your shares, “AGAINST” the company’s auditor ratification proposal. You may vote on this proposal on the enclosed BLUE proxy card (or through the BLUE voting instruction card provided by your bank, broker or other nominee). If you indicate your vote with respect to this proposal on our BLUE proxy card, we will vote your shares as instructed. If you return our BLUE proxy card and do not include directions on how to vote with respect to this proposal, the proxy holders will vote your shares “AGAINST” the auditor ratification proposal. You should not return Barnwell’s proxy card to vote on this proposal, for any of the director candidates nominated by the Barnwell board, or on any other matter.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED BLUE PROXY CARD.
Background to the Solicitation
Ned L. Sherwood, a long-term shareholder of Barnwell, has engaged in discussions with Barnwell and advocated for change and improved corporate governance over the years, including by submission of shareholder proposals.
On December 4, 2019, MRMP-Managers LLC, or MRMP, NLS Advisory Group, Inc., or NLS, Ned L. Sherwood and Bradley M. Tirpak sent Barnwell a formal notice of its intent to nominate Ned L. Sherwood, Bradley M. Tirpak, Scott D. Kepner, Douglas N. Woodrum and Phillip (Phil) J. McPherson as director candidates at Barnwell’s annual meeting to be held in 2020 pursuant to requirements contained in Barnwell’s bylaws. MRMP, NLS and Messrs. Sherwood and Tirpak disclosed that each nominee had provided a consent to them to be nominated as a director of Barnwell, to being named as a director nominee in any proxy solicitation materials of MRMP, NLS and Messrs. Sherwood and Tirpak, and to serve on Barnwell’s board if elected or appointed.
On December 5, 2019, MRMP, NLS and Messrs. Sherwood and Tirpak issued a press release informing shareholders of Barnwell of the nomination of the five director candidates and outlining the reasons why MRMP, NLS and Messrs. Sherwood and Tirpak believe that change is needed on Barnwell’s board.
MRMP, NLS and Messrs. Sherwood and Tirpak filed a Schedule 13D/A with the Securities and Exchange Commission (“SEC”) on December 6, 2019 stating that they had submitted a notice to Barnwell pursuant to Barnwell’s bylaws nominating five directors for election at Barnwell’s annual meeting to be held in 2020.
On December 6, 2019, Mr. Tirpak, on behalf of MRMP, NLS and Mr. Sherwood, sent a demand letter requesting copies of Barnwell’s shareholder lists. Barnwell did not provide any shareholder list until January 9, 2020, and the only list provided was a record shareholder list.
On December 16, 2019, Barnwell issued a press release announcing its results for the 2019 fiscal year. Barnwell reported a net loss of  $12.4 million, or $1.50 per share, for the year ended September 30, 2019, as compared to a net loss of  $1.8 million, or $0.21 per share, for the year ended September 30, 2018. On December 23, 2019, Barnwell filed its Annual Report on Form 10-K for the 2019 fiscal year with the SEC.
On January 2, 2020, Messrs. Sherwood and Tirpak issued a press release highlighting information from Barnwell’s Annual Report on Form 10-K for the 2019 fiscal year, including, among other things, the net loss reported for the 2019 fiscal year, the reported decline in value of Barnwell’s Oil and Gas division and the reported decline in revenues in Barnwell’s real estate segment. MRMP, NLS and Messrs. Sherwood and Tirpak filed a copy of this letter with their Schedule 13D/A filed with the SEC on January 2, 2020.
On January 27, 2020, a representative of Stroock & Stroock & Lavan LLP (“Stroock”), Barnwell’s outside counsel, spoke with a representative of Thompson Hine LLP, outside counsel for MRMP, NLS and Messrs. Sherwood and Tirpak, about the possibility of Barnwell’s Nominating Committee interviewing one or more of individuals that MRMP, NLS and Messrs. Sherwood and Tirpak intended to nominate for election to Barnwell’s board at the Annual Meeting. In an email to a representative of Stroock on January 29, 2020, a representative of Thompson Hine LLP informed the representative of Stroock that, among other things, MRMP, NLS and Messrs. Sherwood and Tirpak did not wish to have any of their board nominees sit for interviews with Barnwell’s Nominating Committee, but that MRMP, NLS and Messrs. Sherwood and Tirpak might consider participating in a meeting of principals to discuss how the proxy contest could potentially be resolved. MRMP, NLS and Messrs. Sherwood and Tirpak did not believe that Barnwell’s request to consider MRMP, NLS and Messrs. Sherwood and Tirpak’s nominees was genuine and viewed it as a mere formality by Barnwell.
On February 4, 2020, Messrs. Sherwood and Tirpak issued a press release and sent a letter to Barnwell’s shareholders expressing their disappointment at Barnwell’s apparent delay in calling the annual shareholders meeting usually scheduled for March of each year. The letter also highlighted Barnwell’s receipt of a “deficiency letter” from the NYSE American stock exchange stating that Barnwell is not in compliance with the exchange’s listing standards because of its persistent losses from continuing operations and lack of sufficient shareholder’s equity.
On February 27, 2020, a representative of Thompson Hine LLP, responding to an inquiry from Stroock about the possibility of a meeting of principals to discuss how the proxy contest could potentially be resolved, informed a representative from Stroock that Messrs. Sherwood and Tirpak were open to having a call with the representatives of Barnwell’s board to discuss a potential resolution of the proxy contest.
On March 2, 2020, Barnwell filed its definitive proxy statement for the Annual Meeting.
On March 3, 2020, MRMP, NLS, Messrs. Sherwood and Tirpak and their director nominees filed this definitive proxy statement for the Annual Meeting.
Copies of the letters sent to Barnwell’s shareholders referenced above can be obtained on the SEC’s website at www.sec.gov or by contacting Alliance Advisors at 1-800-574-5961 or by e-mail at pcasey@allianceadvisorsllc.com.
Information About Us
MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood (individually and as the trustee of the Ned L. Sherwood Revocable Trust), Bradley M. Tirpak, their control persons, and their nominees to the Barnwell board are the participants in this proxy solicitation.
The principal business of MRMP-Managers LLC, a Delaware limited liability company, is serving as a private investment vehicle. The principal business of NLS Advisory Group, Inc., a Delaware corporation, is serving as an investment advisor. The principal business of Mr. Sherwood is serving as an investment manager. The principal business of Mr. Tirpak is serving as an investment manager. Mr. Sherwood is the Chief Investment Officer and Joel M. Leander is the manager of MRMP-Managers LLC. Mr. Sherwood is the sole trustee and beneficiary of the Ned L. Sherwood Revocable Trust. Each of our director candidates, Messrs. Sherwood, Tirpak, Kepner, Woodrum and McPherson, is a U.S. citizen, and Mr. Tirpak is also a citizen of the Republic of Ireland.
The principal business address of Mr. Sherwood and NLS Advisory Group, Inc. is 151 Terrapin Point, Vero Beach, Florida 32963. The principal business address of MRMP-Managers LLC is c/o South Dakota Trust Company, 201 S. Phillips Avenue, Sioux Falls, South Dakota 57104. The principal business address of Mr. Tirpak is 39 Dover Street, London, UK W1S 3NN. The principal business address of Joel M. Leander is 116 Lowes Foods Dr., Box 200, Lewisville, North Carolina 27023. The principal business address of the Ned L. Sherwood Revocable Trust, a trust established under the laws of the State of New York, is 151 Terrapin Point, Vero Beach, Florida 32963.
The only control person of NLS Advisory Group, Inc. is Mr. Sherwood, and the only control persons of MRMP-Managers LLC are Messrs. Sherwood and Leander, in each case as “control person” is defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
MRMP-Managers LLC and Messrs. Sherwood and Tirpak jointly own 1,272,376.138 shares of Barnwell’s common stock, or approximately 15.4% of Barnwell’s outstanding shares, based on the 8,277,160 shares reported by Barnwell as being outstanding as of February 24, 2020, the record date of the Annual Meeting, in its Definitive Proxy Statement on Schedule  14A, filed with the SEC on March  2, 2020.
MRMP-Managers LLC is the beneficial owner of, and has the shared power to direct the voting and disposition of, 1,000,211.138 shares of Barnwell common stock. Mr. Sherwood, as the Chief Investment Officer of MRMP-Managers LLC, may be deemed to be the beneficial owner of, and has the shared power to direct the voting and disposition of, the shares of Barnwell common stock directly owned by MRMP-Managers LLC. Mr. Sherwood expressly disclaims beneficial ownership of the Barnwell shares directly owned by MRMP-Managers LLC except to the extent of his pecuniary interest therein.
In addition to his beneficial ownership of the shares held by MRMP-Managers LLC, Mr. Sherwood is the beneficial owner of, and has the shared power to direct the voting and disposition of, 238,038 shares of Barnwell common stock directly owned by the Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the sole trustee and beneficiary. Included within those shares are 100 shares held of record by the Ned L. Sherwood Revocable Trust. Mr. Sherwood expressly disclaims beneficial ownership of the shares of Barnwell common stock directly owned by the Ned L. Sherwood Revocable Trust except to the extent of his pecuniary interest therein. The Ned L. Sherwood Revocable Trust has the shared power to direct the voting and disposition of the shares of Barnwell common stock it beneficially owns.
Mr. Tirpak is the beneficial owner of 34,127 shares of Barnwell common stock. Mr. Tirpak has the sole power to vote and to dispose of such securities.
MRMP-Managers LLC, NLS Advisory Group, Inc., the Ned L. Sherwood Revocable Trust, and Messrs. Sherwood and Tirpak have formed a “group” under Section 13(d)(3) of the Exchange Act, and therefore each of the members of this group may be deemed to beneficially own all of the shares of Barnwell common stock owned of record and/or beneficially by each member of the group.
Information about the transactions effected by MRMP-Managers LLC and Mr. Tirpak in securities of Barnwell during the past two years is set forth in Appendix B to this proxy statement. None of the other participants in this solicitation have effected any transactions in any securities of Barnwell during the past two years.
Additional biographical information about our director candidates is included in this proxy statement in the section titled “Our Director Candidates.” Additional information about each of the participants in this proxy solicitation is set forth in Appendix C to this proxy statement.
Solicitation of Proxies
This solicitation of proxies is being made by MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood (individually and as trustee of the Ned L. Sherwood Revocable Trust) and Bradley M. Tirpak. Proxies may be solicited through the mail, press releases and other public statements, electronic communications, telephone, fax and in-person meetings. Each of our director candidates, the other participants named in this proxy statement, and employees of ours may assist in the solicitation of proxies without any additional remuneration.
We have retained Alliance Advisors for advisory services in connection with this solicitation and to assist us in the solicitation of proxies. Alliance Advisors will receive customary compensation for work done in the aggregate amount of up to $32,500, plus reimbursement for its out-of-pocket expenses. We have also agreed to indemnify Alliance Advisors against liabilities and expenses arising out of its services to us in connection with this solicitation of proxies, except where any such liabilities arise out of any gross negligence or willful misconduct by Alliance Advisors. It is anticipated that Alliance Advisors will employ approximately 25 persons to solicit Barnwell’s shareholders for the Annual Meeting.
We plan to solicit proxies from individuals, banks, brokers, dealers, bank nominees, trust companies and other nominees and institutional holders. We will be requesting banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Barnwell shares they hold of record, and we will reimburse these record holders for their reasonable out-of-pocket expenses in doing so.
The expense of preparing, assembling, printing and mailing this proxy statement and related materials and the cost of soliciting proxies will be borne by us. If we are successful in obtaining the election of one or more of our director candidates to the Barnwell board, we intend to seek reimbursement from Barnwell of the costs and expenses incurred by us in connection with this solicitation and our efforts to obtain board representation. We do not anticipate that such reimbursement would be presented to the shareholders of Barnwell for a vote, but we would favor such presentation for a vote if required by applicable law or if a significant number of shareholders of Barnwell expressed a desire for such vote to occur. We anticipate that our fees and expenses incurred in connection with this solicitation and our other efforts to obtain board representation could total approximately $200,000 or more. We estimate that our expenses to date total approximately $90,000.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED BLUE PROXY CARD.
Information About Barnwell
Based on documents publicly filed by Barnwell, the mailing address of the principal executive offices of Barnwell is 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813-2840.
Appendix D to this proxy statement sets forth certain information regarding beneficial ownership of Barnwell’s shares by certain beneficial owners and Barnwell’s management. We have taken certain information contained in Appendix D from Barnwell’s proxy statement for the Annual Meeting, and we assume no responsibility for the accuracy or completeness of this information.
The information about Barnwell contained in this proxy statement and the Appendices attached hereto has been taken from, or is based upon, publicly available information. We assume no responsibility for the accuracy or completeness of such information, except as may be required by law.
We have omitted from this proxy statement certain disclosures that are included in Barnwell’s proxy statement relating to the Annual Meeting filed on March  2, 2020 based on reliance on Rule 14a-5(c). This information and disclosure includes, among other things, certain biographical information on Barnwell’s directors and executive officers, information about director independence, information concerning the committees of the board and other information concerning the board, information concerning all matters requiring the approval of Barnwell’s shareholders (including the election of directors), information concerning executive compensation and director compensation, information concerning certain relationships and related party transactions, information about Barnwell’s independent registered public accounting firm, information regarding compliance with Section 16(a) of the Exchange Act, information concerning Barnwell’s procedures for nominating directors, and procedures for submitting proposals for inclusion in Barnwell’s proxy statement at the next annual meeting of shareholders. If Barnwell does not provide a definitive proxy statement containing this information to shareholders before we mail our proxy statement, we will provide such information to shareholders. If Barnwell does not distribute its proxy statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to shareholders a supplement to this proxy statement containing such disclosures at least ten days prior to the Annual Meeting.
Forward-Looking Statements
This proxy statement contains statements that are not historical facts but are “forward-looking” in nature. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or conditions to be materially different from any future results or conditions expressed or implied by such forward-looking statements. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “intends” or “believes” or the negative of such terms or other comparable terminology. Shareholders should not place undue reliance on any such forward-looking statements.
Questions
If you have any questions about anything in this proxy statement or the procedures to be followed to execute and deliver a proxy, please contact our proxy solicitor, Alliance Advisors, at the toll-free telephone number included on the back cover page of this proxy statement.
March  3, 2020

Appendix A
Consents of Our Board Nominees to Serve
CONSENT
The undersigned hereby consents to be nominated as a director of Barnwell Industries, Inc., a Delaware corporation (the “Company”), and to being named as such nominee in any proxy and/or consent solicitation statement, proxy and/or consent card and any other materials prepared, distributed and/or filed with any governmental body, by or on behalf of Ned L. Sherwood and/or Bradley M. Tirpak, individually or jointly, and/or any of their affiliates, agents and/or representatives (together, the “Proponents”), in connection with the solicitation of proxies and/or written consents by any of the Proponents for the undersigned’s election or appointment at any annual or special meeting of the Company held, or pursuant to any action without a meeting taken, within twelve (12) months after the date set forth below. The undersigned further consents to serve on the board of directors of the Company if elected or appointed at any such meeting or pursuant to any such action without a meeting.
In witness hereof, the undersigned hereby executes this Consent as of the date set forth below.
Signed:	/s/ Ned L. Sherwood	Date: December 2, 2019
Print Name:	Ned L. Sherwood
CONSENT
The undersigned hereby consents to be nominated as a director of Barnwell Industries, Inc., a Delaware corporation (the “Company”), and to being named as such nominee in any proxy and/or consent solicitation statement, proxy and/or consent card and any other materials prepared, distributed and/or filed with any governmental body, by or on behalf of Ned L. Sherwood and/or Bradley M. Tirpak, individually or jointly, and/or any of their affiliates, agents and/or representatives (together, the “Proponents”), in connection with the solicitation of proxies and/or written consents by any of the Proponents for the undersigned’s election or appointment at any annual or special meeting of the Company held, or pursuant to any action without a meeting taken, within twelve (12) months after the date set forth below. The undersigned further consents to serve on the board of directors of the Company if elected or appointed at any such meeting or pursuant to any such action without a meeting.
In witness hereof, the undersigned hereby executes this Consent as of the date set forth below.
Signed:	/s/ Bradley M. Tirpak	Date: November 30, 2019
Print Name:	Bradley M. Tirpak
CONSENT
The undersigned hereby consents to be nominated as a director of Barnwell Industries, Inc., a Delaware corporation (the “Company”), and to being named as such nominee in any proxy and/or consent solicitation statement, proxy and/or consent card and any other materials prepared, distributed and/or filed with any governmental body, by or on behalf of Ned L. Sherwood and/or Bradley M. Tirpak, individually or jointly, and/or any of their affiliates, agents and/or representatives (together, the “Proponents”), in connection with the solicitation of proxies and/or written consents by any of the Proponents for the undersigned’s election or appointment at any annual or special meeting of the Company held, or pursuant to any action without a meeting taken, within twelve (12) months after the date set forth below. The undersigned further consents to serve on the board of directors of the Company if elected or appointed at any such meeting or pursuant to any such action without a meeting.
In witness hereof, the undersigned hereby executes this Consent as of the date set forth below.
Signed:	/s/ Scott D. Kepner	Date: December 2, 2019
Print Name:	Scott D. Kepner

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CONSENT
The undersigned hereby consents to be nominated as a director of Barnwell Industries, Inc., a Delaware corporation (the “Company”), and to being named as such nominee in any proxy and/or consent solicitation statement, proxy and/or consent card and any other materials prepared, distributed and/or filed with any governmental body, by or on behalf of Ned L. Sherwood and/or Bradley M. Tirpak, individually or jointly, and/or any of their affiliates, agents and/or representatives (together, the “Proponents”), in connection with the solicitation of proxies and/or written consents by any of the Proponents for the undersigned’s election or appointment at any annual or special meeting of the Company held, or pursuant to any action without a meeting taken, within twelve (12) months after the date set forth below. The undersigned further consents to serve on the board of directors of the Company if elected or appointed at any such meeting or pursuant to any such action without a meeting.
In witness hereof, the undersigned hereby executes this Consent as of the date set forth below.
Signed:	/s/ Phil J. McPherson	Date: December 2, 2019
Print Name:	Phil J. McPherson
CONSENT
The undersigned hereby consents to be nominated as a director of Barnwell Industries, Inc., a Delaware corporation (the “Company”), and to being named as such nominee in any proxy and/or consent solicitation statement, proxy and/or consent card and any other materials prepared, distributed and/or filed with any governmental body, by or on behalf of Ned L. Sherwood and/or Bradley M. Tirpak, individually or jointly, and/or any of their affiliates, agents and/or representatives (together, the “Proponents”), in connection with the solicitation of proxies and/or written consents by any of the Proponents for the undersigned’s election or appointment at any annual or special meeting of the Company held, or pursuant to any action without a meeting taken, within twelve (12) months after the date set forth below. The undersigned further consents to serve on the board of directors of the Company if elected or appointed at any such meeting or pursuant to any such action without a meeting.
In witness hereof, the undersigned hereby executes this Consent as of the date set forth below.
Signed:	/s/ Douglas N. Woodrum	Date: December 2, 2019
Print Name:	Douglas N. Woodrum

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Appendix B
Transactions in Barnwell Securities During the Past Two Years
The following tables set forth information with respect to all purchases and sales of Barnwell securities effected by each of MRMP-Managers LLC and Mr. Tirpak during the past two years.
MRMP-Managers LLC
MRMP-Managers LLC directly owns 1,000,211.138 shares of Barnwell common stock. The table below includes all transactions in Barnwell securities by MRMP-Managers LLC during the past two years:
Transaction Date	Number of Shares Bought/(Sold)	Price Per Share(1)
12/19/2019	113,117	$0.7105
12/20/2019	101,405	$0.9123
12/23/2019	9,239	$0.9535
12/27/2019	2,607	$0.9527
12/30/2019	60,450	$0.9292
01/02/2020	15,070	$0.9581
01/31/2020	36,739	$0.8027

(1)
The price per share reported is the weighted average price.

Bradley M. Tirpak
Mr. Tirpak directly owns 34,127 shares of Barnwell common stock. The table below includes all transactions in Barnwell securities by Mr. Tirpak during the past two years:
Transaction Date	Number of Shares Bought/(Sold)	Price Per Share
03/05/2019	34	$1.31
03/05/2019	1,200	$1.31
03/05/2019	1,536	$1.31
07/23/2019	200	$1.00
07/24/2019	2,200	$1.04
07/25/2019	1,840	$1.03
07/25/2019	660	$1.03
07/25/2019	941	$1.00
07/25/2019	11,800	$1.00
07/29/2019	1,750	$1.03
07/29/2019	1,225	$1.03
07/29/2019	2	$1.00
07/31/2019	5	$1.02
02/08/2019	800	$1.00
05/08/0219	2,800	$1.00
05/08/0219	11	$0.98
07/08/2019	4,789	$0.98
07/08/2019	4,200	$0.95

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Transaction Date	Number of Shares Bought/(Sold)	Price Per Share
08/13/2019	1,000	$0.94
08/13/2019	45	$0.94
08/13/2019	39	$0.93
08/13/2019	161	$0.93
08/13/2019	100	$0.93
08/13/2019	100	$0.93
08/13/2019	3,555	$0.94
08/13/2019	98	$0.92
08/30/2019	(1,100)	$0.76
10/09/2019	(2,500)	$0.68
09/16/2019	(99)	$0.76
09/16/2019	(700)	$0.75
09/16/2019	(100)	$0.75
09/16/2019	(8)	$0.75
09/16/2019	(1,593)	$0.75
09/16/2019	(1,100)	$0.82
09/16/2019	(100)	$0.82
09/16/2019	(220)	$0.82
3/10/2019	(2,354)	$0.44
3/10/2019	(3,316)	$0.44
3/10/2019	(4,330)	$0.44
11/26/2019	200	$0.37
11/26/2019	46	$0.37
11/26/2019	25	$0.37
11/26/2019	5,180	$0.37
11/26/2019	5	$0.38
11/26/2019	100	$0.38

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Appendix C
Additional Information About the Participants in this Solicitation
Except as set forth in this proxy statement or in the Appendices hereto, none of MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood (individually and as the trustee of the Ned L. Sherwood Revocable Trust), Bradley M. Tirpak, any of their director candidates, or any of the other persons named in this proxy statement as being participants in this proxy solicitation, or any associate of any of the foregoing persons (collectively, the “Participants” and each, “Participant”) (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of Barnwell or any parent or subsidiary of Barnwell, (ii) owns any securities of Barnwell, or any parent or subsidiary of Barnwell, of record but not beneficially, (iii) has purchased or sold any securities of Barnwell within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of Barnwell, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of Barnwell within the past year, (vi) has been indebted to Barnwell or any of its subsidiaries since the beginning of Barnwell’s last fiscal year, (vii) has any arrangement or understanding with respect to future employment by Barnwell or any of its affiliates or with respect to any future transactions to which Barnwell or any of its affiliates will or may be a party, or (viii) has engaged in or had, or is deemed to have, a direct or indirect interest in any transaction, or series of similar transactions, within Barnwell’s last two fiscal years and the interim period to the date hereof, or in any currently proposed transaction, or series of similar transactions, to which Barnwell or any of its affiliates was or is to be a party, in which the amount involved exceeds $120,000.
In addition, except as set forth in this proxy statement or in the Appendices hereto, (i) none of the corporations or organizations in which any Participant has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of Barnwell, (ii) none of the Participants holds any position or office with Barnwell or has any family relationship with any executive officer or director of Barnwell or each other, and (iii) there are no material proceedings to which any Participant is a party adverse to Barnwell or any of its subsidiaries, or in which any Participant has a material interest adverse to Barnwell or any of its subsidiaries.
During the past 10 years, except as set forth in this proxy statement, in the Appendices hereto or below:
(a)
No petition under the federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Participant, or any partnership in which any Participant was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing, except as follows: (i) Mr. Tirpak was a director of Flowgroup Plc from June 2017 to October 2018, and after selling the main subsidiary in May 2018, the company was put into administration and liquidation in October 2018; (ii) Mr. Woodrum has served as Chief Financial Officer of ChinaCast Education Corporation since 2012, and, in November 2016, ChinaCast Education Corporation filed for Chapter 11 bankruptcy protection; and (iii) Mr. McPherson has served as Chief Financial Officer and a director of Citadel Exploration, Inc. since 2012, and Citadel Exploration is in default on its senior secured loan, and as such the lender through court order has appointed a third-party trustee to oversee operations at the Kern Bluff Oil Field.

(b)
No Participant has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations, similar misdemeanors and other minor offenses).

(c)
No Participant has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan

C-1

association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
(ii)
Engaging in any type of business practice; or

(iii)
Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

(d)
No Participant has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity.

(e)
No Participant has been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated.

(f)
No Participant has been found by a court of competent jurisdiction in a civil action or by the Commodities Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

(g)
No Participant has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree or finding (other than any settlement of a civil proceeding among private litigants), not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)
Any Federal or State securities or commodities law or regulation;

(ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)
Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

(h)
No Participant has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No Participant has failed to file on a timely basis any reports related to Barnwell that are required by Section 16(a) of the Exchange Act.

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Appendix D
Common Stock Ownership of Certain Beneficial Owners and Management
The following tables set forth the beneficial ownership of shares of Barnwell common stock by each shareholder known to be the beneficial owner of more than 5% of the outstanding shares of Barnwell common stock and the beneficial ownership of Barnwell’s shares by each of Barnwell’s directors, director nominees and named executive officers, and the directors and executive officers as a group. We have taken this information from Barnwell’s definitive proxy statement for the Annual Meeting, filed on March 2, 2020 (the “Proxy Statement”), and we assume no responsibility for the accuracy or completeness of this information. We have updated this information from the Proxy Statement only by including information regarding MRMP-Managers LLC, NLS Advisory Group, Inc., Ned L. Sherwood, Bradley M. Tirpak and our director candidates, calculating their stock ownership percentages by using the outstanding share information of Barnwell as of February 18, 2020 as reported in the Proxy Statement.
Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership(1)	Percent of Class
Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	1,263,060	15.3%
Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	1,238,249.138(2)	15.0%
Gate City Capital Management, LLC	425 S. Financial Place, Suite 910A Chicago, Illinois	670,869(3)	8.1%
Ruth G. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	1,359,408(4)	16.4%
Martin Anderson	620 Sand Hill Road, Apt. 422F Palo Alto, California	6,000	*
James S. Barnwell III	407 Driftwood Street Rockwall, Texas	61,726	*
Erminia Bossio	35 Sterling Springs Cres Calgary, Alberta T3Z 3J6	0	*
Murray C. Gardner, Ph.D.	P.O. Box 1657 Kamuela, Hawaii	41,302	*
Russell M. Gifford	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	89,500(5)	1.1%
Kenneth S. Grossman	18 Norfolk Road Great Neck, New York	0	*
Robert J. Inglima, Jr.	1 Deerhill Drive Ho-Ho-Kus, New Jersey	31,800(6)	*
Alexander C. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	1,504,096(7)	18.2%
Peter J. O’Malley	150 Table Rock Road Alta, Wyoming	0	*
Kevin K. Takata	c/o 1100 Alakea Street, Suite 2900 Honolulu, Hawaii	2,850	*
All directors and executive officers as a group (7 persons)		1,737,274	21.0%

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Our Director Nominees:
Ned L. Sherwood	1,238,249.138(2)(10)	15.0%
Bradley M. Tirpak	34,127(8)(10)	*
Scott D. Kepner	—	—
Douglas N. Woodrum	—	—
Phillip (Phil) J. McPherson	—	—
All of our director nominees (5 persons)	1,272,376.138(9)(10)	15.4%

*
Represents less than 1% of common stock outstanding of Barnwell.

(1)
According to Barnwell, a person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2)
Includes (i) 1,000,211.138 shares directly owned by MRMP-Managers LLC (“MRMP”) and (ii) 238,038 shares directly owned by the Ned L. Sherwood Revocable Trust (the “Sherwood Trust”), of which Ned L. Sherwood is the sole trustee and beneficiary. As the Chief Investment Officer of MRMP, Mr. Sherwood may be deemed to be the beneficial owner of, and to have the shared power to direct the voting and disposition of, the shares disclosed as directly owned by MRMP. As the sole trustee and beneficiary of the Sherwood Trust, Mr. Sherwood may be deemed to be the beneficial owner of, and to have the shared power to direct the voting and disposition of, the shares disclosed as directly owned by the Sherwood Trust. Mr. Sherwood disclaims beneficial ownership of the shares held by MRMP and the Sherwood Trust except to the extent of his pecuniary interest therein.

(3)
Represents shares held as of December 31, 2019 as reported on Schedule 13G/A filed by Gate City Capital Management, LLC on February 14, 2020.

(4)
Includes 1,150,037 shares of Common Stock owned by the Estate of Morton H. Kinzler as to which Ms. Kinzler is a co-personal representative as to which Ms. Kinzler disclaims beneficial ownership.

(5)
Includes 3,300 shares owned by his children to which Mr. Gifford disclaims beneficial ownership.

(6)
Includes 1,800 shares owned by his children to which Mr. Inglima disclaims beneficial ownership.

(7)
Includes 1,150,037 shares of Common Stock owned by the Estate of Morton H. Kinzler as to which Mr. Kinzler is a co-personal representative and 3,000 shares owned by his children to which Mr. A. Kinzler disclaims beneficial ownership.

(8)
Represents 34,127 shares directly owned by Bradley M. Tirpak. Mr. Tirpak has sole voting and dispositive power over the shares.

(9)
Includes (i) 1,000,211.138 shares directly owned by MRMP, (ii) 238,038 shares directly owned by the Sherwood Trust, and (iii) 34,127 shares directly owned by Mr. Tirpak.

(10)
MRMP, NLS Advisory Group, Inc., the Sherwood Trust and Messrs. Sherwood and Tirpak have formed a “group” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and therefore each of the members of this group may be deemed to beneficially own all of the shares of Barnwell common stock owned of record and/or beneficially by each member of the group which, in the aggregate, equals 1,272,376.138 shares, representing 15.4%of Barnwell’s outstanding shares.

D-2

Important: How to Provide a Proxy to Us
Your vote is important. No matter how many Barnwell shares you own, please provide a proxy to vote in favor of our director candidates by taking three steps:
•
Check the boxes indicating a vote FOR our five director candidates on the enclosed BLUE proxy card;

•
SIGN and DATE the enclosed BLUE proxy card; and

•
MAIL the enclosed BLUE proxy card to us in the enclosed postage-paid envelope.

If any of your Barnwell shares are held in the name of a bank, broker or other nominee, only that entity can vote your Barnwell shares and only upon receipt of your specific instructions. Accordingly, if you received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately complete, sign, date and return the BLUE voting instruction card to that entity. If you have not received a BLUE voting instruction card from your bank, broker or other nominee, you should immediately contact the person responsible for your account to obtain a BLUE voting instruction card. We urge you to confirm to us in writing any voting instructions provided to a bank, broker or other nominee, by calling or sending a faxed copy of the executed voting instruction card to Alliance Advisors at the toll-free telephone number or fax number provided below, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.
We urge you not to sign any proxy card or revocation card that may be sent to you by Barnwell. To support our director candidates, you should return our BLUE proxy card and discard any proxy card you receive from Barnwell. You do not need to (and should not) vote “withhold” on Barnwell’s proxy card to vote for our director candidates. You should not vote for any of the director candidates nominated by Barnwell or on any other matter by returning Barnwell’s proxy card. If you vote and return both our BLUE proxy card and Barnwell’s proxy card, only the last-dated proxy card will be counted.
If you have already provided Barnwell with an executed proxy, you may revoke it by executing a later dated BLUE proxy card and sending it to us in the enclosed postage-paid envelope (or, if you hold your shares through a bank, broker or other nominee, by sending a later dated BLUE voting instruction card to that entity).
If you have any questions, require any assistance in voting your Barnwell shares, need any additional copies of our proxy materials or have any other questions, please call Alliance Advisors, our proxy solicitor, at the toll-free telephone number included below.
Alliance Advisors 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 Toll-free number: 1-800-574-5961 Fax: 973-338-1430

BLUE PROXY CARDTHIS PROXY IS SOLICITED ON BEHALF OFMRMP-MANAGERS LLC, NLS ADVISORY GROUP, INC., NED L. SHERWOOD AND BRADLEY M. TIRPAK2020 ANNUAL MEETING OF SHAREHOLDERS OF BARNWELL INDUSTRIES, INC.THIS PROXY IS NOT FROM BARNWELL’S MANAGEMENT OR BOARD OF DIRECTORSTHIS PROXY SOLICITATION IS BEING MADE BY MRMP-MANAGERS LLC, NLS ADVISORY GROUP, INC., NEDL. SHERWOOD, BRADLEY M. TIRPAK AND THEIR NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY(COLLECTIVELY, THE “PROPONENTS”)The undersigned, a shareholder of record of Barnwell Industries, Inc. (NYSE American: BRN), a Delaware corporation (the “Company”), hereby appointsNed L. Sherwood, Bradley M. Tirpak, Peter J. Casey and Derek D. Bork (each with full power to act without the others) as proxies for the undersigned,with full powers of substitution and resubstitution, to raise and second motions to nominate candidates for election to the Company’s Board ofDirectors, and to vote all of the shares of the Company’s Common Stock that the undersigned would be entitled to vote if personally present, at theCompany’s 2020 Annual Meeting of Shareholders scheduled to be held on April 3, 2020, and at any adjournments or postponements of such meetingand at any meeting called in lieu of such meeting (including all of the above, the “Meeting”), in each case subject to applicable law.The undersigned hereby revokes any other proxy heretofore given to vote or act with respect to the shares of the Company’s Common Stock held by theundersigned and hereby ratifies and confirms all actions the herein named proxy holders, their substitutes, or any of them may take by virtue hereof. Ifproperly executed, this Proxy will be voted as directed on the reverse side and in the discretion of the proxy holders or their substitutes with respect toany other matters coming before the Meeting that are unknown to the Proponents a reasonable time before this solicitation, subject to applicable law.This Proxy may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees.Shareholders who return this Proxy will only be able to vote for our five nominees and will not have the opportunity to vote for the other twoseats up for election at the Meeting.IF NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE THE SHARES “FOR” EACH OF THE NOMINEESNAMED UNDER PROPOSAL 1, “AGAINST” PROPOSAL 2 AND “AGAINST” PROPOSAL 3, IN EACH CASE AS LISTED ON THE REVERSE SIDEOF THIS PROXY.In the event that any of the nominees named under Proposal 1 on the reverse side is unable to serve or for good cause will not serve as amember of the Company’s Board of Directors, the proxy holders will have the right to nominate, and vote the shares represented by this Proxyfor the election of, the nominees selected in the sole discretion of the proxy holders, other than for any nominee for whom the authority tovote has been withheld on this Proxy, subject to applicable law.IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY- TO BE SIGNED AND DATED ON THE REVERSE SIDE –Important Notice Regarding the Availability of Proxy Materialsfor the Meeting of Shareholders to be held April 3, 2020Related Materials for Your Review are available at:http://www.viewproxy.com/barnwell/2020

DO NOT PRINT IN THIS AREA(Shareholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 1. Election to the Board of Directors of:Nominees: 01 Ned L. Sherwood FOR WITHHOLD 02 Bradley M. Tirpak FORWITHHOLD 03 Scott D. Kepner oFORWITHHOLD 04 Douglas N. Woodrum FOR WITHHOLD 05 Phillip (Phil) J. McPherson FORWITHHOLDAddress Change/Comments: (If you notedany Address Changes and/or Comments above, please mark box.) CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/BRN Have your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxycard available when you call.Follow the voting instructions to vote your shares.MAILVote Your Proxy by Mail:Mark, sign, and date your proxycard, then detach it, and return it in the postage-paid envelope provided.CONTROL NUMBER Please mark your votes like this THE PROPONENTS RECOMMEND THAT YOU VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED BELOW, RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 2, AND RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 3. 2. To approve, on a non-binding advisory basis, the executive compensation of Barnwell’s named executive officers. FOR AGAINST ABSTAIN 3. To ratify the appointment of KPMG LLP as Barnwell’s independentauditors for the fiscal year ending September 30, 2020.FOR AGAINSTABSTAIN4. Any other matter(s) properly brought before the Annual Meeting.PLEASE SIGN AND DATE THIS PROXY BELOW.IMPORTANT NOTE TO SHAREHOLDERS:Please sign exactly as your shares are registered. Joint ownersshould both sign. When signing as executor, trustee, administrator,guardian, officer of a corporation, attorney-in-fact or in any otherfiduciary or representative capacity, please give your full nameand title. This Proxy, when executed, will vote all shares held in allcapacities. Please date this Proxy.Date:________________________________________________________________________________________________________________________Print Name of Shareholder (Individual or Entity Name)______________________________________________________________Signature of Shareholder (or Representative of Entity)______________________________________________________________Signature (if held jointly by individuals)______________________________________________________________Name and Title of Representative of Entity (if applicable – See Important Note toShareholders)Please indicate if you plan toattend this meeting oPlease mark your votes like this THE PROPONENTS RECOMMEND THAT YOU VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEESLISTED BELOW, RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 2, AND RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 3.2. To approve, on a non-binding advisory basis, the executivecompensation of Barnwell’s named executive officers.FORAGAINSTABSTAIN3. To ratify the appointment of KPMG LLP as Barnwell’s independentauditors for the fiscal year ending September 30, 2020.FORAGAINSTABSTAIN4. Any other matter(s) properly brought before the Annual Meeting.PLEASE SIGN AND DATE THIS PROXY BELOW.IMPORTANT NOTE TO SHAREHOLDERS:Please sign exactly as your shares are registered. Joint ownersshould both sign. When signing as executor, trustee, administrator,guardian, officer of a corporation, attorney-in-fact or in any otherfiduciary or representative capacity, please give your full nameand title. This Proxy, when executed, will vote all shares held in allcapacities. Please date this Proxy.Date:________________________________________________________________________________________________________________________Print Name of Shareholder (Individual or Entity Name)______________________________________________________________Signature of Shareholder (or Representative of Entity)______________________________________________________________Signature (if held jointly by individuals)______________________________________________________________Name and Title of Representative of Entity (if applicable – See Important Note toShareholders)Please indicate if you plan toattend this meeting